UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 15, 2010

Integra LifeSciences Holdings Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26244	510317849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

311 Enterprise Drive, Plainsboro, New Jersey		08536
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	609-275-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2010, the Board of Directors of Integra LifeSciences Holdings Corporation (the "Company") modified the annual compensation payable to non-employee directors of the Company, effective as of the 2011 Annual Meeting of Stockholders of the Company.

The Board of Directors modified the compensation by increasing the annual retainer payable to non-employee directors from $60,000 to $75,000. The annual retainer is payable in one of the following four ways, at a director’s election: (1) in cash, (2) in restricted stock, (3) one half in cash and one half in restricted stock or (4) in options to purchase common stock (the number of options determined by valuing the options at one-third (previously valued at one-quarter) of the fair market value of the common stock underlying the options), with a maximum of 7,500 options.

The Board of Directors also increased the number of shares of restricted stock that non-employee directors will receive if they elect to receive the annual equity grant in restricted stock from 1,875 to 2,500 (and from 2,500 to 3,325 for the Chairman).

The number of options that non-employee directors will receive if they elect to receive the annual equity grant in options remains unchanged at 7,500 options (or 10,000 options for the Chairman).

A description of the compensation of non-employee directors of the Company is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this item.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

BASE SALARY INCREASES AND CASH BONUS GRANTS FOR CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER AND CASH BONUS GRANT FOR EXECUTIVE VICE PRESIDENT

On December 15, 2010, the Compensation Committee of the Board of Directors of the Company (a) increased the annual base salary of Stuart Essig, the Company's Chief Executive Officer, from $700,000 to $750,000 and (b) granted him a bonus for 2010 of $700,000 of which $300,000 is to be paid in cash and the remainder of which was paid in the form of his annual equity grant (i.e., restricted stock units). The base salary increase will be effective January 1, 2011.

On December 15, 2010, the Compensation Committee of the Board of Directors of the Company (a) increased the annual base salary of John B. Henneman, III, the Company's Executive Vice President, Finance and Administration, and Chief Financial Officer, from $500,000 to $525,000 and (b) granted him a bonus for 2010 of $250,000. The base salary increase will be effective January 1, 2011.

On December 15, 2010, the Compensation Committee of the Board of Directors of the Company approved a bonus for 2010 of $250,000 to be paid to Gerard S. Carlozzi, the Company's Executive Vice President.

Item 9.01 Financial Statements and Exhibits.

10.1 Compensation of Non-Employee Directors of Integra LifeSciences Holdings Corporation

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integra LifeSciences Holdings Corporation

December 16, 2010	By:	Stuart M. Essig

Name: Stuart M. Essig
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Compensation of Non-Employee Directors of Integra LifeSciences Holdings Corporation